UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

lululemon athletica inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 18, 2026, lululemon athletica inc. (the “company”) launched a website in connection with its 2026 Annual Meeting of Stockholders. The website can be found at voteforlululemon.com. A copy of the materials can be found below.

Also on May 18, 2026, the following communications were posted on the company’s various social media accounts:

Also on May 18, 2026, the following communication was mailed to stockholders of the company:

Important Additional Information and Where to Find It

The company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the company’s stockholders for the company’s 2026 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the proxy statement, and other documents that the company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC filings” link in the “Financial Information” section of the “Investors” tab of the company’s website at https://corporate.lululemon.com/.

Forward-Looking Statements and Risk Factors

This communication contains forward-looking statements, which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including those related to successful leadership integration, execution of business strategies, and other factors described in reports we file from time to time with the Securities and Exchange Commission (the "SEC"), including Forms 10-K and 10-Q. We undertake no obligation to update any forward-looking statements.

Important Additional Information and Where to Find It

The company has filed a definitive proxy statement on Schedule 14A, an accompanying **WHITE** proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the company's stockholders for the company's 2026 annual meeting of stockholders. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING **WHITE** PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement, an accompanying **WHITE** proxy card, any amendments or supplements to the proxy statement, and other documents that the company files with the SEC at no charge from the SEC's website at www.sec.gov. Copies will also be available at no charge by clicking the "SEC filings" link in the "Financial Information" section of the "Investors" tab of the company's website at https://corporate.lululemon.com/.

I understand

Driv
lulu
forw

Vote the
"**FOR**" A
director

Learn how t


lululemon
Home
Meet our Board
Focus on Value Creation
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Driving lululemon forward
Vote the WHITE proxy card "FOR" ALL THREE of lululemon's director nominees today
Learn how to vote

Delivering on lululemon's full potential

With a purpose-built, refreshed Board, an incoming CEO with the right balance of creativity and operational discipline, and our strong company leadership team advancing our strategies with urgency and focus, the company is continuing its growth and is well positioned to deliver on lululemon's full potential and drive shareholder value.

This is the moment to support lululemon's progress – not put it at risk.

A purpose-built, refreshed, and independent Board

The director expertise shareholders need is already in our boardroom.

lululemon's Board has the experience and perspective needed to provide effective oversight as the company works to realize its full potential. The directors together bring not only deep consumer knowledge, but also leadership experience at scaled global businesses dependent on meaningful creative innovation and governance expertise gained through extensive public company board service.

Our three directors up for election – **Chip Bergh, Esi Eggleston Bracey, and Teri List** – are recently appointed and represent the future of the Board. Each brings important expertise that has been specifically sought out, taking into consideration the skillsets needed to support the company's success long into the future.



Chip Bergh ⊕



Esi Eggleston Bracey ⊕



Teri List ⊕

Meet our Board

Focus on value creation

At lululemon's foundation are our enduring brand pillars – technical performance, a fabric-first innovation philosophy, a community-centered retail model, and a lifestyle identity rooted in wellness, movement, and mindfulness. The company has demonstrated an ability to translate these brand pillars into significant sustained growth and cultural relevance, by empowering mindful athletes beyond yoga, as we have built one of the most distinctive brands in global athletic apparel.

Over the last 10 years, the Board has overseen:

$9B
increase in revenues

Increasing from $2.1 to $11.1B[1]

6.0x
increase in operating income

Increasing from $0.4B to $2.2B[1]

2.3x
store expansion across 30+ markets

Increasing from 365 to 850+[1,2]

$5.8B
in share repurchases[1]

[1] From FY2015 to FY2025; [2] Includes company-operated stores including ivivva athletica stores, as well as stores operated by third parties under license and supply arrangements


lululemon

Advancing our strategies with urgency and focus

Building on decades of growth and value creation, the lululemon Board has taken and continues to take decisive steps to address recent performance with bold actions that position lululemon for its next phase of success. Under the Board's oversight, we have reset our strategic focus to course-correct where needed to protect and enhance our brand health and return to higher performance levels and value creation.

We are executing a clear set of strategies across product creation, product activation, and enterprise enablement that are designed to deliver a positive impact on the business this year and into the future.

View our strategies

Mr. Wilson's nominees would significantly downgrade the Board's skills and expertise

The election of Mr. Wilson's nominees would be an endorsement of the views of a founder with outdated perspectives about how to position the business and future of the company, as well as troubling conflicts of interest.

The lululemon Board spent considerable time with all three of Mr. Wilson's nominees and determined that their appointment would not be beneficial to shareholders and, if elected, would remove critical skills from the Board, including the loss of deep industry and corporate governance experience as well as financial expertise that is required for a public company.

Laura Gentile	Eric Hirshberg	Marc Maurer
⊗ No public company Board experience	⊗ No public company Board experience	⊗ No public company Board experience
⊗ No direct experience in apparel or retail and has not held a position with responsibility for enterprise-level decisions of a public company	⊗ No direct experience in apparel or retail and no enterprise-CEO experience	⊗ Limited apparel experience with a business significantly smaller than lululemon
⊗ Career almost entirely focused on sports media	⊗ No executive-level professional experience since his retirement	⊗ Personal stake worth tens of millions of dollars in a competitor

Your vote is extremely important.

Our Board unanimously urges you to vote on the **WHITE** proxy card **"FOR" ALL THREE** of lululemon's director nominees today

Learn how to vote

lululemon

Media contacts

Madi Wallace
lululemon athletica Inc.
1-604-732-6124

Leigh Parrish & Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449

Investor contacts

Howard Tubin
lululemon athletica Inc.
1-604-732-6124

Joseph Teklits
ICR, Inc.
1-203-682-8200

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners

1-888-785-6617
info@okapipartners.com

Want updates? Sign up here:

Name

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Chip Bergh

Former President & Chief Executive Officer, Levi Strauss & Co.

Chip Bergh has been an independent director since March 2026

Qualifications and Expertise:

Mr. Bergh is a seasoned public company executive who brings extensive experience in global consumer brands. As president, chief executive officer and director of Levi Strauss & Co. for more than a decade, he led a strategic turnaround that revitalized the brand, led the company's return to the public markets through its 2019 IPO and restored profitable growth. This transformation included reinvigorating the women's business and repositioning the brand at the center of culture and music.

During his 28-year tenure at The Procter & Gamble Company (P&G), one of the world's largest consumer goods companies, Mr. Bergh held several senior leadership roles where he led brand management and consumer engagement initiatives across iconic franchises. Among his many accomplishments, he led the development and launch of Swiffer – P&G's most successful new brand in nearly three decades – and led the turnaround and growth of Old Spice. He also led the integration of the $57 billion Gillette acquisition and subsequently Gillette's $7 billion global blades and razors business, where he grew its profits, market share and total shareholder return through innovation, new product launches and global brand expansion.

Mr. Bergh has a strong track record of corporate governance, informed by his board service at Pinterest, e.l.f. Beauty, and HP Inc., where he serves as independent board chair. He also teaches as a senior lecturer at Harvard Business School.

Key Skills:

- Executive leader with extensive experience building and revitalizing iconic global consumer brands through strategic transformation and product-led innovation.
- Deep corporate governance experience developed through service on governance and compensation committees of global public company boards.

Employment Experience:

- 2024 – Present: Senior Lecturer, Harvard Business School
- 2024 – 2024: Senior Advisor, Levi Strauss & Co.
- 2011 – 2024: President and CEO, Levi Strauss & Co.
- 1983 – 2011: Group President, Global Male Grooming; various senior leadership roles, The Procter & Gamble Company
- 1979 – 1983: US Army Officer

Other Public Company Directorships:

- 2025 – Present: e.l.f. Beauty
- 2024 – Present: Pinterest
- 2015 – Present: HP Inc.
- 2011 – 2024: Levi Strauss & Co.
- 2008 – 2011: VF Corporation



Esi Eggleston Bracey

Former Chief Growth & Marketing Officer, Unilever PLC

Esi Eggleston Bracey has been an independent director since April 2026.

Qualifications and Expertise:

Ms. Bracey is a seasoned executive with more than 30 years of experience whose career has combined brand creation, category transformation, global general management, and enterprise leadership at global consumer and beauty companies. Under her direction, brands such as Unilever's Dove and Coty's COVERGIRL consistently delivered growth, market share gains, and margin expansion, and she built cosmetics and beauty brands across international markets.

She has substantial global operating and brand leadership experience, informed by executive roles at Unilever where she oversaw the transformation of the $60 billion business' global marketing operating model across 190 countries and 400 brands, and at Coty where she led the integration of The Procter & Gamble Company's (P&G) beauty assets, effectively doubling the company's scale to approximately $4.6 billion across brands.

Ms. Bracey contributes an innovation-first mindset underscored by her breakthrough accomplishments, including originating P&G's concept for Febreze – now a multi-billion-dollar global franchise – and modernizing and repositioning COVERGIRL through successful product launches such as Lash Blast and Outlast Lipcolor.

Key Skills:

- Extensive expertise in image-led and premium beauty and personal care categories where brand desirability and consumer experience are key drivers of growth and value.
- Proven track record in category creation, brand reinvention, portfolio expansion, and transforming to operating and innovation models.
- Cybersecurity, data privacy, and ESG oversight experience through audit and governance committee service and enterprise scale digital and data initiatives.

Employment Experience:

- 2024 – 2025: Chief Growth & Marketing Officer, Unilever PLC
- 2022 – 2023: President, Unilever USA, CEO, Unilever Personal Care, North America, Unilever PLC
- 2018 – 2022: Executive Vice President & Chief Operating Officer, North America Beauty and Personal Care, Unilever PLC
- 2015 – 2017: President, Consumer Beauty, Coty, Inc.
- 1991 – 2016: Senior Vice President & General Manager Global Cosmetics (2009-2016); various roles, The Procter & Gamble Company

Other Public Company Directorships:

- 2021 – Present: Williams-Sonoma, Inc.
- 2020 – 2025: Six Flags Entertainment Corporation

Chip Bergh



Teri List

Former EVP and Chief Financial Officer at Gap, Inc.

Teri List has been an independent director since March 2024.

Qualifications and Expertise:

As a CFO and senior finance executive of several Fortune 500 companies, including The Gap, Inc., DICK'S Sporting Goods, Inc., Kraft Foods Group, Inc., and The Procter & Gamble Company, Ms. List brings to the board first hand experience overseeing the financial performance of global consumer businesses, helping organizations navigate through market cycles and instilling financial rigor and accountability across teams.

Ms. List has extensive experience overseeing complex finance and accounting matters at large retail organizations, informed by her tenure at The Gap, Inc., where she pursued initiatives to drive operational efficiency, including rationalizing the store footprint, strengthening cost discipline, and advancing IT capabilities in commerce, analytics, and inventory management. She was a key partner to the CEO, providing strategic counsel on a broad range of operating matters.

Ms. List also brings deep corporate governance expertise and provides perspective on consumer and technology trends, as well as broad economic and global issues, from her current director roles with Visa Inc., Microsoft Corporation, and Danaher Corporation.

Key Skills:

- Over three decades of experience in corporate finance and technology at complex, global public companies.
- Deep knowledge of consumer businesses, as well as functional expertise in accounting, auditing, M&A, treasury, investor relations, and tax.
- Nearly 15 years of governance experience as a board director across a range of industries.
- Familiarity with accounting standards, oversight and regulatory processes through previous role as FAF Trustee and a FASB Fellowship while employed with Deloitte.

Employment Experience:

- 2017 – 2020: EVP & Chief Financial Officer, The Gap, Inc.
- 2015 – 2016: EVP & Chief Financial Officer, DICK'S Sporting Goods, Inc.
- 2013 – 2015: EVP & Chief Financial Officer, Kraft Foods Group, Inc.
- 2012 – 2014: Trustee, Financial Accounting Foundation, a not-for-profit organization responsible for the oversight, administration, financing and the appointment of the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB)
- 1994 – 2013: Senior Vice President & Treasurer; various roles, The Procter & Gamble Company
- 1985 – 1994: Senior Manager, Deloitte

Other Public Company Directorships:

- 2022 – Present: Visa Inc.
- 2014 – Present: Microsoft Corporation
- 2011 – Present: Danaher Corporation, a global life sciences and diagnostics company
- 2020 – 2024: DoubleVerify Holdings, Inc., an AI-driven media effectiveness software company
- 2021 – 2022: Oscar Health, Inc., a health insurance company



Chip Bergh



Meet our Boar

Focus

At lululemon's
fabric-first inn
lifestyle identit
demonstrated
growth and cu
have built one

Over the

$9B
increase in

Increasing fror
$11.1B[1]

BB
purchases[1]

[1] From FY2015 to FY2
arrangements

ense and supply

Advar
urgen

Building on de
and continues
actions that pc
oversight, we have reset our strategic focus to course-correct where needed to
protect and enhance our brand health and return to higher performance levels and




lululemon
Home
Meet our Board
Focus on Value Creation
History with Chip Wilson
Resources
How to vote
Meet our Board
A purpose-built and refreshed Board with critical experience and skills

lululemon's Board brings together the experience and perspective needed to provide effective oversight as the company works to realize its full potential. The Board has been thoughtfully and consistently refreshed over time:

~70%

Board refreshment in 5 years

6 directors

have been appointed in the last five years, including our three nominees

Collectively, the Board brings **relevant expertise:**

- Product-led innovation
- Brand building
- Premium and vertical apparel retail
- Transformations and turnarounds
- Finance and accounting leadership
- Digital and AI strategy and development
- Growing a consumer brand in the China market

Each of lululemon's directors brings important expertise that has been specifically sought out, taking into consideration the skills and knowledge needed to support the company's success long into the future.

Our Director Nominees



Chip Bergh

Former President & Chief Executive Officer, Levi Strauss & Co.

Mr. Bergh, who joined the Board in March, brings depth and experience as a true brand expert. While President & Chief Executive Officer of Levi Strauss & Co. for over 12 years, he led its dramatic turnaround, putting the brand back at the center of culture, driving profitable growth, and overseeing its successful 2019 IPO. He served in roles of increasing scope and responsibility during his 28-year tenure at Procter & Gamble, one of the world's largest consumer goods companies, including leading the Gillette Blades & Razors business after it was acquired, the turnaround of Mr. Clean and Old Spice, and the development of Swiffer, one of the company's most successful organic new brands in the last three decades. Mr. Bergh has nearly 20 years of public company board experience, including currently serving as a director for e.l.f. beauty, Pinterest, and HP, where he is independent chairman of the board.

Learn More +



Esi Eggleston Bracey

Former Chief Growth & Marketing Officer, Unilever PLC

Ms. Bracy, who joined the Board in April, brings a proven track record of creative leadership, aspirational brand reinvention, inovation, and operational leadership at scale from her more than 30-year career at global consumer and beauty companies. As Chief Growth and Marketing Officer at Unilever, she oversaw transformation of the $60 billion business' global marketing operating model. As President of Unilever USA and CEO of Unilever Personal Care in North America, she oversaw a multi-billion-dollar portfolio, including Dove, one of the company's largest and most iconic brands. Earlier, she modernized and repositioned COVERGIRL into a billion-dollar brand and, as President of Consumer Beauty at Coty, led the integration of Procter & Gamble's retail beauty brands. She also serves on the board of Williams-Sonoma and sits on its audit and finance committee.

Learn More +



Teri List

Former EVP and Chief Financial Officer at Gap, Inc.

Ms. List, who joined the Board in 2024 and serves as lululemon's Audit Committee Chair and financial expert, brings over three decades of experience in corporate finance, accounting, and technology. She has served as CFO and senior finance executive at multiple Fortune 500 retail and consumer companies, including The Gap and Kraft Heinz. In Ms. List's CFO roles, she has helped organizations navigate through market cycles and instilled financial rigor and accountability across teams. In addition, she has led initiatives to drive operational efficiency, strengthen cost discipline, and advance IT capabilities in commerce, analytics, and inventory management. Ms. List also brings nearly 15 years of governance expertise from her board service, including her current director roles with Visa, Microsoft, and Danaher.

Learn More +

Our Board



Martha (Marti) Morfitt

Executive Chair, Principal, Partner, and Chief Executive Officer at River Rock Partners

Ms. Morfitt brings decades of experience as a director and executive guiding consumer brands through critical transitions and driving improved financial and operational performance. She most recently served as executive chair at lululemon to support leadership continuity and execution during the CEO transition.

Learn More +



Kathryn Henry

Former Chief Executive Officer, Co-Founder, LightBrite

Ms. Henry brings more than 25 years of experience leading enterprise technology and digital transformation across global retail organizations. Her prior leadership at lululemon overseeing logistics and distribution strengthens the Board's oversight of global supply chain, systems integration, and innovation initiatives.

Learn More +



Alison Loehnis

Senior Advisor, Consumer and Retail Investment Banking Group at JPMorgan Chase & Co., Advisor, Active Partners, Non-Executive Director, Adam Lippes

Ms. Loehnis brings nearly two decades of senior leadership in luxury global retail, including leading Yoox Net-a-Porter into exponential growth, launching two new online global apparel retailers, and capturing millions of high-value customers across 180 countries. Her expertise in building premium consumer brands and expanding digital platforms enhances the Board's oversight of lululemon's international and omni channel growth strategy.

Learn More +



Isabel Mahe

Vice President and Managing Director of Greater China, Apple Inc.

Ms. Mahe oversees $64 billion in annual sales as Vice President and Managing Director of Greater China at Apple. Her deep expertise in China's competitive retail and digital landscape strengthens the Board's oversight of lululemon's fastest-growing international market and global expansion strategy.

Learn More +



Jon McNeill

Chief Executive Officer, Co-Founder at DVx Ventures

Mr. McNeill brings a proven track record of scaling high-growth consumer technology companies, including Lyft and Tesla. His experience driving revenue expansion, operational performance, and international growth provides valuable strategic oversight as lululemon continues to evolve and expand globally.

Learn More +



Emily White

President, Anthos Capital

Ms. White brings deep expertise in building and monetizing global digital platforms at Google, Facebook, Instagram, and Snap. Her experience in digital advertising, consumer analytics, and AI-driven innovation enhances the Board's oversight of lululemon's ecommerce, technology and guest engagement strategies.

Learn More +

Vote **“FOR”** annual director elections proposal

The Board regularly review the company's governance practices. As part of this review, we considered and support Mr. Wilson's proposal to have all directors elected annually for one-year terms. We encourage shareholders to vote **"FOR"** this annual director elections proposal.

Your vote is extremely important.

Our Board unanimously urges you to vote on the **WHITE** proxy card **“FOR” ALL THREE** of lululemon's director nominees today

Learn how to vote

lululemon

Media contacts

Madi Wallace
lululemon athletica Inc.
1-604-732-6124

Leigh Parrish & Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners

1-888-785-6617
info@okapipartners.com

Investor contacts

Howard Tubin
lululemon athletica Inc.
1-604-732-6124

Joseph Teklits
ICR, Inc.
1-203-682-8200

Want updates? Sign up here:

Name

Email Address

Submit



Chi
Forme
Execu
& Co.

Mr. Bergh, who joined the Board in
and experience as a true brand ex
& Chief Executive Officer of Levi St
12 years, he led its dramatic turnar
brand back at the center of culture
growth, and overseeing its succes
served in roles of increasing scope
during his 28-year tenure at Procte
the world's largest consumer good
including leading the Gillette Blade
after it was acquired, the turnarou
Old Spice, and the development o
company's most successful organ
last three decades. Mr. Bergh has
public company board experience
serving as a director for e.l.f. beaut
where he is independent chairman

Learn More +



Chip Bergh

Former President & Chief Executive Officer, Levi Strauss & Co.

Chip Bergh has been an independent director since March 2026

Qualifications and Expertise:

Mr. Bergh is a seasoned public company executive who brings extensive experience in global consumer brands. As president, chief executive officer and director of Levi Strauss & Co. for more than a decade, he led a strategic turnaround that revitalized the brand, led the company's return to the public markets through its 2019 IPO and restored profitable growth. This transformation included reinvigorating the women's business and repositioning the brand at the center of culture and music.

During his 28-year tenure at The Procter & Gamble Company (P&G), one of the world's largest consumer goods companies, Mr. Bergh held several senior leadership roles where he led brand management and consumer engagement initiatives across iconic franchises. Among his many accomplishments, he led the development and launch of Swiffer – P&G's most successful new brand in nearly three decades – and led the turnaround and growth of Old Spice. He also led the integration of the $57 billion Gillette acquisition and subsequently Gillette's $7 billion global blades and razors business, where he grew its profits, market share and total shareholder return through innovation, new product launches and global brand expansion.

Mr. Bergh has a strong track record of corporate governance, informed by his board service at Pinterest, e.l.f. Beauty, and HP Inc., where he serves as independent board chair. He also teaches as a senior lecturer at Harvard Business School.

Key Skills:

- Executive leader with extensive experience building and revitalizing iconic global consumer brands through strategic transformation and product-led innovation.
- Deep corporate governance experience developed through service on governance and compensation committees of global public company boards.

Employment Experience:

- 2024 – Present: Senior Lecturer, Harvard Business School
- 2024 – 2024: Senior Advisor, Levi Strauss & Co.
- 2011 – 2024: President and CEO, Levi Strauss & Co.
- 1983 – 2011: Group President, Global Male Grooming; various senior leadership roles, The Procter & Gamble Company
- 1979 – 1983: US Army Officer

Other Public Company Directorships:

- 2025 – Present: e.l.f. Beauty
- 2024 – Present: Pinterest
- 2015 – Present: HP Inc.
- 2011 – 2024: Levi Strauss & Co.
- 2008 – 2011: VF Corporation

Teri List
Former EVP and Chief Financial Officer at Gap, Inc.

he Board in 2024 and serves as
mmittee Chair and financial
ree decades of experience in
counting, and technology. She
d senior finance executive at
retail and consumer companies,
d Kraft Heinz. In Ms. List's CFO
organizations navigate through
stilled financial rigor and
teams. In addition, she has led
erational efficiency, strengthen
dvance IT capabilities in
and inventory management. Ms.
15 years of governance expertise
e, including her current director
soft, and Danaher.



Ma
Mo
Execu
Partne
Office

Ms. Morfitt brings decades of expe
and executive guiding consumer b
critical transitions and driving impr
operational performance. She mo
executive chair at lululemon to sup
continuity and execution during th

Learn More +

Alison Loehnis
Senior Advisor, Consumer and Retail Investment Banking Group at JPMorgan Chase & Co., Advisor, Active Partners, Non-Executive Director, Adam Lippes

early two decades of senior
lobal retail, including leading Yoox
onential growth, launching two
parel retailers, and capturing
customers across 180 countries.
ing premium consumer brands
l platforms enhances the Board's
's international and omni channel



Isab
Vice F
Direct
Apple

Ms. Mahe oversees $64 billion in a
President and Managing Director
Apple. Her deep expertise in China
and digital landscape strengthens the Board's
oversight of lululemon's fastest-growing international

expansion, operational performance, and international
growth provides valuable strategic oversight as

Emily White
President, Anthos Capital

p expertise in building and
gital platforms at Google,
and Snap. Her experience in
digital advertising, consumer analytics, and AI-driven
innovation enhances the Board's oversight of



Esi Eggleston Bracey

Former Chief Growth & Marketing Officer, Unilever PLC

Esi Eggleston Bracey has been an independent director since April 2026.

Qualifications and Expertise:

Ms. Bracey is a seasoned executive with more than 30 years of experience whose career has combined brand creation, category transformation, global general management, and enterprise leadership at global consumer and beauty companies. Under her direction, brands such as Unilever's Dove and Coty's COVERGIRL consistently delivered growth, market share gains, and margin expansion, and she built cosmetics and beauty brands across international markets.

She has substantial global operating and brand leadership experience, informed by executive roles at Unilever where she oversaw the transformation of the $60 billion business' global marketing operating model across 190 countries and 400 brands, and at Coty where she led the integration of The Procter & Gamble Company's (P&G) beauty assets, effectively doubling the company's scale to approximately $4.6 billion across brands.

Ms. Bracey contributes an innovation-first mindset underscored by her breakthrough accomplishments, including originating P&G's concept for Febreze – now a multi-billion-dollar global franchise – and modernizing and repositioning COVERGIRL through successful product launches such as Lash Blast and Outlast Lipcolor.

Key Skills:

- Extensive expertise in image-led and premium beauty and personal care categories where brand desirability and consumer experience are key drivers of growth and value.
- Proven track record in category creation, brand reinvention, portfolio expansion, and transforming to operating and innovation models.
- Cybersecurity, data privacy, and ESG oversight experience through audit and governance committee service and enterprise scale digital and data initiatives.

Employment Experience:

- 2024 – 2025: Chief Growth & Marketing Officer, Unilever PLC
- 2022 – 2023: President, Unilever USA, CEO, Unilever Personal Care, North America, Unilever PLC
- 2018 – 2022: Executive Vice President & Chief Operating Officer, North America Beauty and Personal Care, Unilever PLC
- 2015 – 2017: President, Consumer Beauty, Coty, Inc.
- 1991 – 2016: Senior Vice President & General Manager Global Cosmetics (2009-2016); various roles, The Procter & Gamble Company

Other Public Company Directorships:

- 2021 – Present: Williams-Sonoma, Inc.
- 2020 – 2025: Six Flags Entertainment Corporation







Teri List

Former EVP and Chief Financial Officer at Gap, Inc.

Alison Loehnis

Senior Advisor, Consumer and Retail Investment Banking Group at JPMorgan Chase & Co., Advisor, Active Partners, Non-Executive Director, Adam Lippes

Emily White

President, Anthos Capital



Teri List

Former EVP and Chief Financial Officer at Gap, Inc.

Teri List has been an independent director since March 2024.

Qualifications and Expertise:

As a CFO and senior finance executive of several Fortune 500 companies, including The Gap, Inc., DICK'S Sporting Goods, Inc., Kraft Foods Group, Inc., and The Procter & Gamble Company, Ms. List brings to the board first hand experience overseeing the financial performance of global consumer businesses, helping organizations navigate through market cycles and instilling financial rigor and accountability across teams.

Ms. List has extensive experience overseeing complex finance and accounting matters at large retail organizations, informed by her tenure at The Gap, Inc., where she pursued initiatives to drive operational efficiency, including rationalizing the store footprint, strengthening cost discipline, and advancing IT capabilities in commerce, analytics, and inventory management. She was a key partner to the CEO, providing strategic counsel on a broad range of operating matters.

Ms. List also brings deep corporate governance expertise and provides perspective on consumer and technology trends, as well as broad economic and global issues, from her current director roles with Visa Inc., Microsoft Corporation, and Danaher Corporation.

Key Skills:

- Over three decades of experience in corporate finance and technology at complex, global public companies.
- Deep knowledge of consumer businesses, as well as functional expertise in accounting, auditing, M&A, treasury, investor relations, and tax.
- Nearly 15 years of governance experience as a board director across a range of industries.
- Familiarity with accounting standards, oversight and regulatory processes through previous role as FAF Trustee and a FASB Fellowship while employed with Deloitte.

Employment Experience:

- 2017 – 2020: EVP & Chief Financial Officer, The Gap, Inc.
- 2015 – 2016: EVP & Chief Financial Officer, DICK'S Sporting Goods, Inc.
- 2013 – 2015: EVP & Chief Financial Officer, Kraft Foods Group, Inc.
- 2012 – 2014: Trustee, Financial Accounting Foundation, a not-for-profit organization responsible for the oversight, administration, financing and the appointment of the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB)
- 1994 – 2013: Senior Vice President & Treasurer; various roles, The Procter & Gamble Company
- 1985 – 1994: Senior Manager, Deloitte

Other Public Company Directorships:

- 2022 – Present: Visa Inc.
- 2014 – Present: Microsoft Corporation
- 2011 – Present: Danaher Corporation, a global life sciences and diagnostics company
- 2020 – 2024: DoubleVerify Holdings, Inc., an AI-driven media effectiveness software company
- 2021 – 2022: Oscar Health, Inc., a health insurance company



Martha (Marti) Morfitt

Executive Chair, Principal, Partner, and Chief Executive Officer at River Rock Partners

Board chair since March 2022 and was previously an independent director from 2008 – 2022.

Qualifications and Expertise:

Ms. Morfitt is an experienced public company director, executive and advisor who has spent decades guiding consumer and brand-driven businesses through critical milestones, including most recently serving as executive chair at lululemon to support leadership continuity and execution during the CEO transition. She also currently holds the role of principal, partner, and CEO of River Rock Partners, Inc., a business and cultural transformation consulting firm.

Ms. Morfitt has a proven track record of developing and executing complex business transformation strategies to grow branded businesses with improved financial and operational performance. During her tenure as CEO of Airborne Health, Inc., she drove a 30% increase in revenue in her first year and reestablished market leadership within the immune-health category. As president, CEO, and COO of CNS, Inc., she repositioned the Breathe Right brand, launched the Fiber Choice brand and more than tripled net sales.

Key Skills:

- Experience reinvigorating consumer brands, repositioning market-leading products, and driving meaningful revenue acceleration.
- Demonstrated leadership in board-level oversight through her service on multiple public company boards, including experience guiding companies through leadership transitions and strategic inflection points.

Employment Experience:

- 2008 – Present: Principal, Partner & Chief Executive Officer, River Rock Partners, a business and cultural transformation consulting firm
- 2009 – 2012: Chief Executive Officer, Airborne Health, Inc., a consumer healthcare company
- 2001 – 2007: Chief Executive Officer, CNS, Inc., a consumer healthcare company
- 1998 – 2001: President & Chief Operating Officer, CNS, Inc.
- 1983 – 1998: Various Marketing and General Management roles at The Pillsbury Company

Other Public Company Directorships:

- 1995 – Present: Graco Inc., an industrial fluid management company
- 2021 – Present: Olaplex Holdings, Inc., a health and beauty company
- 2017 – 2020: Mercer International Inc., a renewable bio-based products company
- 2008 – 2015: Life Time Group Holdings, Inc., a fitness center company
- 2006 – 2007: Intrawest, an operator and developer of ski resorts



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Alison Loehnis

Senior Advisor, Consumer and Retail Investment Banking Group at JPMorgan Chase & Co., Advisor, Active Partners, Non-Executive Director, Adam Lippes

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President, Anthos Capital

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Kathryn Henry

Former Chief Executive Officer, Co-Founder, LightBrite

Kathryn Henry has been an independent director since January 2016.

Qualifications and Expertise:

The board benefits from Ms. Henry's more than 25 years of experience leading enterprise technology, digital transformation, and systems integration strategies across global retail organizations, including as Gap's vice president and chief information officer for International IT and Gap North America, and Levi Strauss & Co.'s vice president of the Dockers business following her role as vice president of Global IT Strategy & Development.

She brings an entrepreneurial mindset to the board given her role in co-founding LightBrite, a technology-enabled consumer wellness company, as well as her investments in many other women-led businesses through the venture capital firm How Women Invest.

Ms. Henry also has deep institutional knowledge about lululemon from her prior service as chief information officer, Logistics & Distribution, where her work overseeing the company's enterprise systems enabled revenue growth of more than 300% and $16 million in annual savings. She supports the board's risk oversight of its global innovation, supply chain, and technology strategies, as well as the work of the audit and people, culture, and compensation committees.

Key Skills:

- Combines deep expertise in IT and retail with inside-out understanding of the lululemon business, organization and community.
- Public company governance, enterprise risk oversight experience, and institutional knowledge gained through her public company board service.

Employment Experience:

- 2022 – 2023: Chief Executive Officer & Co-Founder, LightBrite
- 2015 – 2022: Strategic consultant to retail and technology companies, VC and investment firms and consulting firms
- 2010 – 2014: Chief Information Officer, SVP Logistics & Distribution, lululemon
- 2005 – 2007: VP & Chief Information Officer for International IT and Gap North America, Gap, Inc.
- 2004 – 2005: VP of Dockers Business Divestiture (with direct responsibility for Dockers' divestiture), Levi Strauss & Co.
- 2004 – 2004: VP of IIE Enterprise Program Office, Charles Schwab Corporation
- 1999 – 2003: VP of Global IT Strategy & Development, Levi Strauss & Co.

Other Public Company Directorships:

- 2024 – 2025: Prenetics Global Limited, a leading health sciences company

nominees today



Alison Loehnis

Senior Advisor, Consumer and Retail Investment Banking Group at JPMorgan Chase & Co., Advisor, Active Partners, Non-Executive Director, Adam Lippes

Alison Loehnis has been an independent director since January 2022.

Qualifications and Expertise:

Ms. Loehnis is a luxury retail industry veteran whose nearly two decades in executive and senior leadership positions at Yoox Net-a-Porter Group (YNAP), an online fashion retailer, including as president and ad interim chief executive officer, as well as her earlier career at LVMH, provide the board with invaluable expertise on building, scaling, and marketing premium global consumer brands.

Under her leadership, YNAP experienced exponential growth, localized in key territories and launched two new businesses, The Outnet and Mr Porter, that enabled the company to expand its reach to millions of high-value global consumers across 180 countries and establish YNAP as one of the world's leading digital luxury platforms. Her significant experience strengthens the lululemon board's oversight as the company continues to enhance its in-store and digital guest experiences and drive ongoing innovation and expansion across apparel and accessories categories that will resonate with guests globally.

Ms. Loehnis also brings unique perspectives on talent development to her service on the board's people, culture, and compensation committee from her time leading global teams in creative-driven organizations, as well as her retail-focused advisory work with multinational banking institution JPMorgan Chase & Co., and consumer-focused investment firm Active Partners.

Key Skills:

- Managed YNAP's business, operations and supply chain through several transformational milestones, including the 2008 financial crisis, Net-a-Porter's merger with Yoox, Brexit, and YNAP's ultimate sale to Mytheresa.
- Works closely with founders focused on building next-generation consumer brands through an advisory role.

Employment Experience:

- 2026 – Present: Non-Executive Director, Adam Lippes
- 2025 – Present: Senior Advisor, Consumer and Retail Investment Banking Group, JPMorgan Chase & Co.
- 2025 – Present: Advisor, Active Partners
- 2022 – 2025: President & Ad Interim Chief Executive Officer, Yoox Net-a-Porter Group S.p.A.
- 2021 – 2022: President, Net-a-Porter Group Limited, Mr Porter, and The Outnet
- 2015 – 2021: President, Net-a-Porter Group Limited and Mr Porter
- 2007 – 2015: Various senior leadership roles, Net-a-Porter Group Limited



Ma
Mo
Execu
Partne
Office

Ms. Morfitt brings decades of expe
and executive guiding consumer b
critical transitions and driving impr
operational performance. She mo
executive chair at lululemon to sup
continuity and execution during th

Learn More +

Alison Loehnis
Senior Advisor, Consumer and Retail Investment Banking Group at JPMorgan Chase & Co., Advisor, Active Partners, Non-Executive Director, Adam Lippes

early two decades of senior
lobal retail, including leading Yoox
onential growth, launching two
parel retailers, and capturing
customers across 180 countries.
ing premium consumer brands
l platforms enhances the Board's
's international and omni channel



Isab
Vice P
Direct
Apple

Ms. Mahe oversees $64 billion in a
President and Managing Director o
Apple. Her deep expertise in China
and digital landscape strengthens
oversight of lululemon's fastest-gro
market and global expansion strat

Learn More +

Emily White
President, Anthos Capital

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Our Board unanimously urges you to vote on the **WHITE**
proxy card **"FOR" ALL THREE** of lululemon's director



Isabel Mahe

Vice President and Managing Director of Greater China, Apple Inc.

Isabel Mahe has been an independent director since November 2022.

Qualifications and Expertise:

Ms. Mahe has significant experience driving product sales and brand development within China. In her current role as vice president and managing director of Greater China at Apple Inc., she oversees $64 billion in annual sales. Her experience strengthens the board's oversight of lululemon's expansion into China, which represents the company's second-largest market and a critical pillar of its international growth strategy.

In addition to strategic business expertise, she brings extensive knowledge of China's operating landscape, including its regulatory environment, business practices, and digital ecosystems.

Ms. Mahe's experience overseeing thousands of employees in the Greater China region, and her leadership in Apple's goal to power 100% of the region's supply chain with renewable energy by 2030, provides unique expertise to her role as a member of our corporate responsibility, sustainability, and governance committee.

Key Skills:

- Recognized industry leader, named to Fortune's Most Powerful Women in Asia in 2025, Fortune's Most Powerful Women International list multiple times since 2018, and Fortune's 50 Most Powerful Women list in 2021 and 2022.
- Proven ability to lead large, complex organizations in highly regulated environments, enhancing the board's oversight of geopolitical risk, supply chain continuity, and international growth strategy.

Employment Experience:

- 2017 – Present: Vice President & Managing Director, Greater China, Apple Inc.
- 2008 – 2017: Vice President, Wireless Technologies, Apple Inc.
- 2002 – 2008: Vice President, Wireless Technologies, Palm, Inc.

Other Public Company Directorships:

- 2019 – 2023: Starbucks Corporation

nominees today



Jon McNeill

Chief Executive Officer, Co-Founder at DVx Ventures

Jon McNeill has been an independent director since April 2016.

Qualifications and Expertise:

Mr. McNeill brings to the board a proven track record of driving growth at scale through industry-leading innovation and operational expertise, as both a successful entrepreneur and an executive at large consumer-facing technology companies. His experience is particularly valuable for lululemon, whose foundation is built on innovation, and which has significant opportunity to grow its business around the world.

As chief operating officer of Lyft, he played a pivotal role in doubling revenues and helping to take the company public, and as president of Tesla, he grew revenue from approximately $2 billion to $20 billion in 30 months and scaled his team to over 10,000 people across 32 countries.

Mr. McNeill bolsters the board's brand-building mentality as a proven entrepreneur who has founded, operated and scaled multiple businesses, including TruMotion, Sterling and Trek Bicycles Stores, that have collectively delivered multi-billion dollar returns for investors. He continues to start growth-oriented businesses through his role as chief executive officer and co-founder of venture capital firm DVx Ventures, which has created 12 companies, including the top-performing public AI infrastructure fund.

He contributes a differentiated perspective on orienting teams around a performance-driven culture, making him a valuable member of the board's people, culture, and compensation committee that provides oversight of executive compensation, talent strategy, and organizational performance.

Key Skills:

- Public company corporate governance experience from his service on the General Motors board, including on committees that oversee its governance framework, risk management, and cybersecurity efforts.
- Broad perspective across industries, informed by leadership and board experience spanning technology platforms and automotive and consumer-facing services.

Employment Experience:

- 2024 – Present: Co-Founder, VistaShares, a company seeking to provide investors with solutions to improve portfolio outcomes
- 2020 – Present: Co-Founder & Chief Executive Officer, DVx Ventures
- 2020 – Present: Advisor, Goodwater Capital, a venture investment firm
- 2019 – 2024: Advisory Partner, Advent International, LP, a private equity firm
- 2018 – 2019: Chief Operating Officer, Lyft, Inc.
- 2015 – 2018: President, Global Sales, Government Relations, Delivery and Service, Tesla, Inc.
- 2013 – 2022: Founder & Chairman, TruMotion/Cambridge Mobile Telematics

Other Public Company Directorships:

- 2022 – Present General Motors Company



Emily White

President, Anthos Capital

Emily White has been an independent director since November 2011.

Qualifications and Expertise:

Ms. White brings a strong track record of value creation as a technology executive, with hands-on experience building and monetizing some of the world's most important consumer advertising platforms, including Google, Facebook (now Meta), Instagram, and Snap Inc., and as an early investor in AI-driven companies disrupting traditional markets. Her unique insights strengthen the board's oversight of lululemon's digital business and AI-driven initiatives to enhance customer experience, engagement, and analytics.

During her tenure as President of Anthos Capital, Ms. White directly oversaw investments in cutting-edge companies, including Yerba Madre, Gretel.ai, Augustinas Bader, Kalshi, Erewhon, and Laurel.ai.

She brings significant digital advertising and sales experience, having led Snap Inc.'s first advertising revenue stream as COO, scaled Instagram's multi-billion-dollar global advertising platform as head of business operations, and built Google's global advertising and sales infrastructure as head of online sales and operations for North America, Asia Pacific, and Latin America.

Key Skills:

- Extensive public company governance experience, enhancing board oversight of strategy, innovation, and enterprise risk in rapidly evolving markets.
- Sophisticated understanding of consumer behavior, digital platform economics, AI-driven analytics, and global technology markets, informed by prior leadership roles across the technology industry.

Employment Experience:

- 2018 – Present: President, Anthos Capital, a growth equity firm investing in leading consumer companies across personal care, health, and technology
- 2013 – 2015: Chief Operating Officer, Snap Inc.
- 2012 – 2013: Head of Business Operations, Instagram, Facebook, Inc.
- 2010 – 2013: Senior Director, Facebook, Inc.
- 2001 – 2010: Senior Director; various roles, Google

Other Public Company Directorships:

- 2021 – Present: Olaplex Holdings, Inc., a health and beauty company
- 2018 – 2022: Graco Inc., an industrial fluid management company
- 2021 – 2023: Northern Star Investment Corp., a blank check company focused on direct-to-consumer and digitally-disruptive e-commerce companies
- 2017 – 2020: Zayo Group Holdings, Inc., a communications infrastructure company



Building on decades of growth and value creation

Taking bold actions for lululemon's next phase of success

Since Chip Wilson stopped serving on the Board, your Board has directed lululemon through a significant period of growth:

	When Chip Wilson resigned from the Board[1]	Most recent fiscal year[2]	Increase
Revenue ($bn)	$1.8	$11.1	6.2x
Operating income ($bn)	$0.4	$2.2	5.9x
Diluted earnings per share	$1.66	$13.26	8.0x
Store count	302	850+	2.8x

[1] FY2014; [2] FY2025

The company's historic growth and value creation have been driven by strong performance in North America and supported by strategic investments made to increase the digital business, grow the Men's category, and expand into several new and important international markets.

NORTH AMERICA
(3 Markets)

2025 Revenue ($bn)

$7.8bn



Revenue ($bn)
+16% CAGR
$3.8
$5.3
$6.8
$7.6
$7.9
$7.8
2020
2021
2022
2023
2024
2025

475+
store count

+5%
Annual growth in store count[1]

CHINA MAINLAND
(1 Market)

2025 Revenue ($bn)

$1.8bn



Revenue ($bn)
+49% CAGR
$0.2
$0.4
$0.6
$1.0
$1.4
$1.8
2020
2021
2022
2023
2024
2025

170+
store count

31%
Annual growth in store count[1]

REST OF WORLD
(29 Markets)

2025 Revenue ($bn)

$1.5bn



Revenue ($bn)
+31% CAGR
$0.4
$0.5
$0.7
$1.0
$1.3
$1.5
2020
2021
2022
2023
2024
2025

200+
store count[2]

+15%
Annual growth in store count[1]

[1] FY2020–FY2025 CAGR for both company-operated stores and locations operated by 3rd parties under license and supply arrangements; [2] Includes franchised stores and those operated by 3rd parties

We are taking deliberate steps to reset our strategic focus and course-correct where needed, to protect and enhance lululemon's brand health and return to higher performance levels and shareholder value creation. We are driving forward a clear set of strategies across product creation, product activation, and enterprise enablement to deliver a positive impact on the business this year and into the future:

Re-energizing the creative product engine.

We are accelerating innovation and improving the speed, agility, and quality of our go-to-market process. Our product strategy is focused on newness and maintaining our premium positioning. We are increasing full-price sales and managing inventories tightly.

Accelerating brand strength and driving product discovery and excitement.

We are bringing our product to life through elevated storytelling, immersive brand activations, and culturally relevant moments that deepen guest connection in North America and around the world. We are better aligning innovation, product drops, and brand experiences.

Supporting efficiency across our organization and empowering our people and culture.

We are simplifying our operations, focusing on scaling more effectively and remaining disciplined in store expansion, while continuing to invest in key growth initiatives. Our leadership team is committed to continuing to support the culture that has always been central to lululemon and our success.


lululemon

The Right CEO to Drive lululemon's Next Phase of Transformation, Innovation, and Operational Excellence at Scale

A bold future starts with bold leadership. Your Board knows that having a world-class CEO who has the optimal combination of knowledge and skills is essential for lululemon's next phase. Following a rigorous search process that evaluated a broad slate of highly qualified candidates across the retail and consumer landscape, the Board identified industry veteran Heidi O'Neill to be the company's next CEO. **Ms. O'Neill is the ideal executive to lead lululemon forward – bringing the unique balance of creativity and operational discipline required at this pivotal moment.**



Incoming CEO Heidi O'Neill

As the Board initiated the CEO search, we established criteria that encompassed both turnaround and growth experience. We recognize there are parts of lululemon's business that need a reset, but that should not be the end game. The lululemon brand remains fundamentally strong and there is significant potential to innovate and evolve product and engage our communities to scale the business even further across activities and internationally. During the months-long interview process, Ms. O'Neill distinguished herself through a rare combination of deep industry, product, and brand experience as well as her strong track record of both transformation and growth at scale. She demonstrated an ability to clearly articulate the lululemon brand's essence and future opportunity, while also bringing a pragmatic, execution-oriented mindset.

During Ms. O'Neill's tenure at Nike, she oversaw the global consumer and product engine and helped shape the company's connection with consumers and athletes worldwide. In her most recent role, Heidi was responsible for resetting the brand foundation while also reducing product development timelines to accelerate speed to market. She also spent over 15 years leading Nike's apparel – inclusive of its merchandising, design, and innovation businesses – through a period of rapid growth. Ms. O'Neill established and built Nike's Women's business and grew it into a multi-billion-dollar franchise. And she led important digital transformations as an early digital champion and innovator, during a period of rapid digital commerce sales growth of more than 65%.[1]

Just as important as Ms. O'Neill's professional skills and operating track record are the deep respect she has for lululemon's brand and her understanding of our culture. She knows the power of bringing the organization together around our shared mission and values, connecting every function to what makes lululemon special and truly differentiated in the market. She shares our belief that the strongest brands are built through authentic human connection and recognizes the unique relationship we have with our guests and the communities we have built. She believes in lululemon's focus on mindful performance, empowering our guests to feel their best, perform their best, and reach their goals. She is passionate about wellbeing and sees the opportunity for growth that represents.

We have an outstanding team at lululemon that is already advancing our strategies to strengthen brand health, improve performance, and enhance shareholder value. Ms. O'Neill will have a strong foundation to build upon for a fast start as she accelerates our path forward. She is the right CEO at the right time to.

[1] Reflects Nike, Inc. digital commerce sales growth from fiscal 2020 to fiscal 2021. Source: Nike, Inc. Fiscal 2021 Form 10-K

Your vote is extremely important.

Our Board unanimously urges you to vote on the **WHITE** proxy card **"FOR" ALL THREE** of lululemon's director nominees today

Learn how to vote

lululemon

Media contacts

Madi Wallace
lululemon athletica Inc.
1-604-732-6124

Leigh Parrish & Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners

1-888-785-6617
info@okapipartners.com

Investor contacts

Howard Tubin
lululemon athletica Inc.
1-604-732-6124

Joseph Teklits
ICR, Inc.
1-203-682-8200

Want updates? Sign up here:

Name

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History with Chip Wilson

HISTORY WITH CHIP WILSON

The Board's repeated attempts to reach a resolution

We have attempted to maintain a cordial and productive relationship with Mr. Wilson; however, he has repeatedly launched public attacks against the company year after year and has made controversial public statements that have had a negative impact on the brand. In addition to his many shareholder letters, media interviews, advertisements, and social media posts, Mr. Wilson has published two books to air his personal grievances against the Board and leadership.

The Board and leadership team have engaged extensively with Mr. Wilson for more than 10 years since he stepped down from the Board. We have been open to his ideas about the business even though he had no formal role or involvement with the company. The Board also repeatedly sought a constructive path forward that would avoid the costly and distracting proxy contest that Mr. Wilson launched this year:

- We have engaged consistently with Mr. Wilson over the years, both in the normal course and in response to his actions, which have included publishing letters to shareholders, giving media interviews, launching attack websites, purchasing a bus stop ad across from company headquarters, having trucks park in front of the company's headquarters and stores with negative ads, posting on social media channels, and publishing two books airing his personal grievances against the Board and leadership team, among others.
- Starting last year, we asked Mr. Wilson to share potential director and CEO candidate names he wanted considered as part of the Board's separate processes, but he declined. Once Mr. Wilson named director nominees for this year's Annual Meeting, he refused for months to make them available for interviews.
- We made multiple settlement proposals in the interest of reaching a resolution, the latest of which included the appointment of two of Mr. Wilson's nominees to the Board this year and another mutually agreeable director to the Board next year, with the departure of an additional incumbent director in 2027.

We also agreed to support his shareholder proposal to move to annual director elections and offered a quarterly meeting for him to share his views on product, brand, and culture (without the company providing confidential information).

Every step of the way, Mr. Wilson has rejected our offers, re-trading on his own proposals and pursuing this proxy contest.

Mr. Wilson has a history of flouting the standstill provisions of his agreements with the company

On August 7, 2014, lululemon and Mr. Wilson signed a Support Agreement that provided for, among other things, the ability for Mr. Wilson to designate a person for nomination to the board subject to his not willfully violating certain standstill provisions

Nevertheless, Mr. Wilson took the following actions, which were inconsistent with the provisions of the standstill

- **June 1, 2016:** Mr. Wilson writes an Open Letter to Shareholders
- **June 6, 2016:** Mr. Wilson writes an Op-Ed for the Globe and Mail
- **June 10, 2016:** Mr. Wilson grants an interview with BNN Bloomberg
- **June 15, 2016:** Mr. Wilson grants an interview with CNBC's Squawk on the Street
- **February 10, 2017:** Mr. Wilson purchases a bus station ad in Vancouver encouraging lululemon to "Buy Under Armor Now"
- **February 11, 2017:** Mr. Wilson posts on his blog making further critiques and acknowledging that he has been using "public pressure"

Mr. Wilson's attacks on the brand have been damaging to the company and its employees, and ultimately to its shareholders. The primary reason to enter into a settlement with Mr. Wilson was to eliminate the damage he is causing with his public statements and actions. Based on our prior experience, the company is skeptical of Mr. Wilson's willingness to abide by customary standstill and non-disparagement provisions and, accordingly, proposed multiple different mechanisms to address this concern.

Mr. Wilson's nominees would endorse his misguided perspectives and significantly downgrade the Board's skills and expertise

The election of Mr. Wilson's nominees would be an endorsement of the views of a founder with outdated perspectives about how to position the business and future of the company, as well as troubling conflicts of interest.

The lululemon Board spent considerable time with all three of Mr. Wilson's nominees and determined that their appointment would not be beneficial to shareholders and, if elected, would remove critical skills from the Board, including the loss of deep industry and corporate governance experience as well as financial expertise that is required for a public company.

Laura Gentile

- No public company Board experience
- No direct experience in apparel or retail and has not held a position with responsibility for enterprise-level decisions of a public company
- Career almost entirely focused on sports media

Eric Hirshberg

- No public company Board experience
- No direct experience in apparel or retail and no enterprise-CEO experience
- No executive-level professional experience since his retirement

Marc Maurer

- No public company Board experience
- Limited apparel experience with a business significantly smaller than lululemon
- Personal stake worth tens of millions of dollars in a direct competitor

Your vote is extremely important.

Our Board unanimously urges you to vote on the **WHITE** proxy card **"FOR" ALL THREE** of lululemon's director nominees today

Learn how to vote

lululemon

Media contacts

Madi Wallace
lululemon athletica Inc.
1-604-732-6124

Leigh Parrish & Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners

1-888-785-6617
info@okapipartners.com

Investor contacts

Howard Tubin
lululemon athletica Inc.
1-604-732-6124

Joseph Teklits
ICR, Inc.
1-203-682-8200

Want updates? Sign up here:

Name

Email Address

Submit



Shareholder resources

Shareholder letters

May 18, 2026
Shareholder Letter #1 — Download PDF

Press releases

May 18, 2026
lululemon Highlights Strength of its Refreshed Board, with the Right Expertise to Drive the Company's Next Phase of Growth and Enhanced Shareholder Value — Download PDF

April 28, 2026
lululemon Announces Appointment of Esi Eggleston Bracey to Board of Directors — Download PDF

April 22, 2026
lululemon Names Proven Brand Builder Heidi O'Neill as Chief Executive Officer — Download PDF

March 17, 2026
Chip Bergh Joins lululemon Board of Directors — Download PDF

February 27, 2026
lululemon Responds to Chip Wilson's Statements — Download PDF

December 29, 2025
lululemon Comments on Chip Wilson's Notice to Nominate Director Candidates — Download PDF

Filings

SEC filings — View ↗

Your vote is extremely important.

Our Board unanimously urges you to vote on the **WHITE** proxy card **"FOR" ALL THREE** of lululemon's director nominees today

Learn how to vote

lululemon

Media contacts

Madi Wallace
lululemon athletica Inc.
1-604-732-6124

Leigh Parrish & Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners

1-888-785-6617
info@okapipartners.com

Investor contacts

Howard Tubin
lululemon athletica Inc.
1-604-732-6124

Joseph Teklits
ICR, Inc.
1-203-682-8200

Want updates? Sign up here:

Name

Email Address

Submit



lululemon | Home | Meet our Board | Focus on Value Creation | History with Chip Wilson | Resources | How to vote

How to vote

It is important that your shares of lululemon common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.

Your vote is extremely important.

Whether or not you plan to attend the Annual Meeting, your Board recommends you vote using the **WHITE** proxy card provided by management to:

Vote **"FOR" ALL THREE** nominees and the proposals recommended by our Board of Directors, as soon as possible:

lululemon WHITE PROXY CARD

Nominees **RECOMMENDED** by the Board of Directors	FOR	WITHHOLD	Nominees **OPPOSED** by the Board of Directors	FOR	WITHHOLD
1a. Chip Bergh	✓	☐	1d. Laura Gentile	☐	⊗
1b. Esi Eggleston Bracey	✓	☐	1e. Eric Hirshberg	☐	⊗

Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

On behalf of your Board and leadership team, thank you for your continued support.

VOTING METHODS

To submit your vote, you must first locate your **WHITE** proxy card. Once you have located your **WHITE** proxy card, simply follow one of the two easy ways to vote below:

Internet

www.proxyvote.com

Mail

Return the proxy or voting instruction form in the enclosed envelope.

If you have any questions or require assistance with voting your **WHITE** proxy card, please contact our proxy solicitation firm, **Okapi Partners**

1-888-785-6617
info@okapipartners.com

You may receive a proxy statement, GOLD proxy card and other solicitation materials from Dennis J. "Chip" Wilson asking you to vote for his candidates. **Please simply disregard any gold proxy card you may receive from Dennis J. "Chip" Wilson.**

If you have already submitted a gold proxy card, you may revoke that vote by voting again using lululemon's **WHITE** proxy card. Only your latest-dated valid proxy will be counted at the Annual Meeting.

lululemon

Media contacts

Madi Wallace
lululemon athletica Inc.
1-604-732-6124

Leigh Parrish & Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Okapi Partners

1-888-785-6617
info@okapipartners.com

Investor contacts

Howard Tubin
lululemon athletica Inc.
1-604-732-6124

Joseph Teklits
ICR, Inc.
1-203-682-8200

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it's go time
vote the WHITE proxy card today "FOR"
ALL THREE of lululemon's director nominees

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your vote is extremely important no matter how many shares you own

To submit your vote, you must first locate your **WHITE** proxy card. Once you have located your **WHITE** proxy card, simply follow one of the two easy ways to vote below:

INTERNET

www.proxyvote.com

MAIL

Return the proxy or voting instruction form in the enclosed envelope

If you have any questions or require assistance with voting your **WHITE** proxy card, please contact our proxy solicitation firm, **Okapi Partners**

(888) 785-6617 (TOLL-FREE) INFO@OKAPIPARTNERS.COM

Learn more at www.voteforlululemon.com